                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of MKTG Services, Inc. (the 'Company') on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the 'Report'), I, J. Jeremy Barbera, as Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

       1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ J. JEREMY BARBERA
                                           .....................................
                                                    J. JEREMY BARBERA
                                          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                           OFFICER AND INTERIM CHIEF FINANCIAL
                                           OFFICER (PRINCIPAL EXECUTIVE OFFICER
                                             AND PRINCIPAL ACCOUNTING OFFICER)

May 15, 2003

    A signed original of this written statement required by section 906 has been provided to MKTG Services, Inc. and will be retained by MKTG Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.